Principal Funds, Inc.
Supplement dated September 15, 2025
to the Prospectus dated December 31, 2024, as previously supplemented, and the Statement of Additional Information dated December 31, 2024, as amended and restated June 20, 2025
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
Due to a change in control at Delaware Investments Fund Advisers (“DIFA”) that is expected to be effective on or about October 31, 2025, the Principal Funds, Inc. Board of Directors Board approved a new Sub-Advisory Agreement between Principal Global Investors, LLC (PGI) and DIFA. Additionally, as a result of the change in control, DIFA will change its name to Nomura Investments Fund Advisers. The changes set forth below are being made to the Prospectus.
On or about October 31, 2025, delete Delaware Investments Fund Advisers from the Sub-Advisors section, and add Nomura Investments Fund Advisers in alphabetical order.

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors section, delete all references to Delaware Investment Fund Advisers and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Nomura Investments Fund Advisers (“NIFA”), 610 Market Street, Philadelphia, PA 19106, is a series of a registered investment advisor that is dedicated to the management of equity and fixed-income securities accounts.

Fund(s):	a portion of Diversified Real Asset (a portion of the infrastructure strategy)

PURCHASE OF FUND SHARES
Under the Eligible Purchasers - Institutional Class and Classes R-3, R-5 and R-6 Shares section, add the following row to the bottom of the eligible purchasers table:

Eligible purchasers currently include, but are not limited to:	Inst.	R-3	R-5	R-6
ReFlow Fund, LLC in connection with the ReFlow Liquidity Program	X			X
Under the Minimum Investments section, delete the third paragraph under the Classes A, C and J Shares section and replace with the following:
Minimum initial and subsequent investments may be waived or reduced on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; the ReFlow liquidity program; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution. Your financial intermediary may impose different investment minimums.

REDEMPTION OF FUND SHARES
Under the Distributions in Kind section, delete the first paragraph and replace with the following:

Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions made to an affiliated person would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus. The Funds may also use redemption in kind for certain Fund shares held by ReFlow.

FREQUENT PURCHASES AND REDEMPTIONS
Add the following sentence to the end of the fifth paragraph:
Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.
The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
In recognition of the fact that the Global Listed Infrastructure Fund (the “Fund”) has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since September 2022, effective September 23, 2025, the Fund has determined to continue to be managed as a diversified fund by operation of law. As such, the following changes are being made to the Fund’s Statement of Additional Information:
Under Fundamental Restrictions, delete section 6)(a) and replace with the following:
6)    has adopted a policy regarding diversification, as follows:
(a)The Blue Chip Fund has elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD
On September 10, 2025, the Principal Funds, Inc. (the “Registrant”) Board of Directors (the “Board”) elected Ms. Sharmila C. Kassam as an Independent Board Member. Additionally, on that date, Ms. Elizabeth A. Nickels retired from the Board. As such, the changes set forth below are being made to the Registrant’s SAI.
Delete all references to Elizabeth A. Nickels.
In the Committee table, delete the members of the Audit Committee and Nominating and Governance Committee and replace with the following:

Committee Members
Audit Committee
Victor L. Hymes, Chair Craig Damos Frances P. Grieb Sharmila C. Kassam
Nominating and Governance Committee
Karen McMillan, Chair Craig Damos Victor L. Hymes Thomas A. Swank

Under Independent Board Members, add the following in alphabetical order:
Sharmila C. Kassam. Ms. Kassam has served as an Independent Board Member of the Principal Funds since 2025. She is the Founder of Aligned Capital Investing, LLC, a consulting services firm working with asset owners on strategy and governance. Ms. Kassam previously served as Vice President and Head of Asset Owner Solutions at Nasdaq, Inc. Prior to her time at Nasdaq, Ms. Kassam had served as Deputy Chief Investment Officer at a multi-billion dollar pension and helped manage their 401(k) plan. She has also worked in various executive leadership and financial roles in the financial services and venture industry. Ms. Kassam is a licensed Certified Public Accountant. Additionally, Ms. Kassam has extensive experience as a board member for public companies, private equity and other private market fund boards, as well as multiple non-profit organizations, including Daya, the Texas Housing Conservancy, and YMCA Austin. She is also faculty for the Institutional Limited Partner Association Institute. Through her education, employment experience, and experience as a board member, Ms. Kassam is experienced in financial, regulatory, accounting, and investment matters.
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Sharmila C. Kassam 711 High Street Des Moines, IA 50392 1973	Director, PFI and PVC (since 2025) Trustee, PETF (since 2025)	Founder and Consultant, Aligned Capital Investing, LLC (consulting services); Vice President and Head of Asset Owner Solutions, Nasdaq, Inc. (financial services) from 2021-2023; Deputy Chief Investment Officer, Texas Employees Retirement Fund from 2014-2019.	125	Calamos Aksia Private Market Funds (2023-2025), Greenbacker Energy (GREC II Fund) (2022-2025), GRIID Infrastructure (2024-2024), Foundation Credit Opportunities (2019-2023)

Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the rows for Megan Hoffmann, Gina L. Graham, Ann Meiners, Tara Parks, Dan L. Westholm, and Jared Yepsen, and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Ann Meiners 711 High Street Des Moines, IA 50392 1977	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2025)	Principal Financial Group* Director – Fund Accounting (since 2024) Assistant Director – Fund Accounting (2017-2024)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Tax (since 2024) Director – Accounting (2019-2024)
Brant K. Wong 711 High Street Des Moines, IA 50392 1976	Vice President (since 2025)
Principal Financial Group*
Head of Retirement Solutions (since 2025)

J.P. Morgan Asset Management
Head of Retirement Platforms and Strategy (2022-2025)
Head of Retirement Service, Product and National Accounts (2019-2022)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Tax Counsel (since 2025) Assistant Tax Counsel (2017-2025)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2015-2023)
In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Funds in this SAI	Kassam(1)
Blue Chip	A
Diversified Real Asset	A
Global Multi-Strategy	A
Spectrum Preferred and Capital Securities Income	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies	A
(1)Appointment effective September 10, 2025.
In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex(2)
Sharmila C. Kassam(3)	$0	$0
(3) Ms. Kassam was elected to the Board effective September 10, 2025.

INVESTMENT ADVISORY AND OTHER SERVICES
Due to a change in control at Delaware Investments Fund Advisers (“DIFA”) that is expected to be effective on or about October 31, 2025, the Board approved a new Sub-Advisory Agreement between Principal Global Investors, LLC (“PGI”) and DIFA. Additionally, as a result of the change in control, DIFA will change its name to Nomura Investments Fund Advisers. The changes set forth below are being made to the SAI.
On or about October 31, 2025, in the Sub-Advisors section, delete the row for Sub-Advisor: Delaware Investments Fund Advisers (“DIFA”) and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Nomura Investments Fund Advisers (“NIFA”) is an indirect wholly-owned subsidiary of Nomura Holding America Inc. Nomura Holding America Inc. is a wholly owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese entity.

Fund(s):	a portion of the assets of Diversified Real Asset

PORTFOLIO HOLDINGS DISCLOSURE
Under the Policy section, delete and replace #4 in the list of third parties and replace with the following:
4)     To the investment advisor and sub-advisors’ proxy service providers (Broadridge Financial Solutions, LLC, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies;
Under the Policy section, add the following alphabetically to the table of disclosure agreements:
ReFlow Fund, LLC
Under the Policy section, delete the third paragraph and replace with the following:
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party (i) is a regulator or (ii) has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions, except that a third-party recipient of non-public portfolio holdings information received in connection with certain in-kind redemptions pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the in-kind redemptions. A written record of approval will be made by the person granting approval.

REFLOW LIQUIDITY PROGRAM
Add the following section between the PORTFOLIO HOLDINGS DISCLOSURE and PROXY VOTING POLICIES AND PROCEDURES sections:
REFLOW LIQUIDITY PROGRAM
Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.